SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Floating Rate Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Lonnie Fox, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Thomas R. Bouchard, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference
October 9, 2019
PROSTKR-98